united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Gregory Knoth

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 5/31

Date of reporting period: 11/30/2020

Item 1. Reports to Stockholders.

BFS Equity Fund

SEMI-ANNUAL REPORT

November 30, 2020

185 Asylum Street ● City Place II ● Hartford, CT 06103 ● (855) 575-2430

BFS Equity Fund
Letter to Shareholders

Dear Fellow Shareholders,

Greetings in the New Year! This semi-annual report covers the six-month period June 1, 2020 through November 30, 2020.

On June 1, 2020, the BFS Equity Fund (“the Fund”) had net assets of $38.9 million. During the six-month period, the net assets of the Fund increased 15.5% to $44.9 million as of November 30, 2020. This growth was driven both by inflows from investors into the Fund, as well as by the positive investment returns achieved by the Fund over the six months. As of November 30, 2020, there were over 685 investors in the Fund.

This report includes a commentary from the Lead Portfolio Manager, Rob Bradley, and Co-Portfolio Managers, Tom Sargent and Keith LaRose. You will also find a listing of the portfolio holdings as of November 30, 2020, as well as financial statements and detailed information about the performance and positioning of the Fund.

As 2020 draws to a close, the year will be remembered as one of the most tumultuous years in modern history. It was a year of unprecedented disruption and challenges: the worst pandemic in more than 100 years; the largest number of American deaths associated with a single event since World War II; and the worst contraction in economic output since the Great Depression. The year was unprecedented in other respects: the most aggressive fiscal and monetary stimulus on record; the largest voter turnout for any election in American history; and one of the most controversial and consequential elections in decades.

However, 2020 should also be viewed as a year of incredible human and economic resilience, along with almost miraculous accomplishments. The COVID-19 pandemic was by far the dominant event of the year. Lockdown mandates, implemented in response to the coronavirus pandemic, led to the collapse in world GDP, which policymakers around the globe responded to with decisiveness and speed. Scientific advances made by the U.S. pharmaceutical and biotech industries enabled the development of vaccines that have been approved for distribution and emergency use worldwide. The introduction of new technologies has allowed businesses to maintain operations while their employees worked remotely and helped families stay connected. And the adoption of digital and cloud technologies has created operating efficiencies for businesses that have helped support a slumping economy.

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As we head into 2021, a great deal of uncertainty remains. Additional COVID-relief will more than likely be on the Biden administration’s legislative agenda in its first 100 days. Widespread availability of vaccines during the first half of the year will need to be achieved if we are to realize an acceleration in economic growth in the second half of the year. Pent-up demand, attributable to pandemic-related deferred spending by businesses and consumers, is likely to be released and contribute to an economic recovery. And interest rates should remain low, while the Federal Reserve continues to provide maximum liquidity to the economy.

In the face of these challenges, we continue to follow our fundamental investment strategy, which focuses on investing in quality growth stocks that are positioned to provide a margin of safety in the case of economic or market weakness over the longer term. Of the 49 companies which the Fund owned as of November 30, 2020, 40 paid dividends, and several are so-called “dividend aristocrats” – companies which have increased their dividend payouts annually for the past 25 years. We continue to believe the Fund’s ownership of shares in quality companies with strong brands, sound business models, good balance sheets, professional management, and robust cash flows should be able to withstand market corrections, even bear markets, and perform well over the longer term.

The Portfolio Managers of the Fund and I are shareholders together with you. We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Stephen L. Willcox
President
Bradley, Foster & Sargent, Inc.

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BFS Equity Fund

Portfolio Managers’ Letter

TO OUR SHAREHOLDERS

November 30, 2020 marks the seventh anniversary for the Fund. Over the course of these seven years, the Fund’s net asset value has increased from $10.00 to $18.96. The total cumulative return of the Fund, including annual distributions, was 102.99% – a compound annual growth rate of 10.55%. For the same period, the compound annual return of the S&P 500® Index (“S&P 500”) was 12.93%.

For the six-month semiannual period from June 1, 2020 to November 30, 2020, the Fund produced a total return of +17.76%. For the trailing twelve-month period, the Fund produced a return of +10.44%. The S&P 500 produced a total return of +19.98% for the comparable six-month period and +17.46% for the comparable twelve-month period. For the comparable six-month period, the total return of the Dow Jones Industrial Average was +17.98% and +8.09% for the comparable twelve-month period.

The robust returns for the past six months came on the heels of the sickening but brief bear market of February/March 2020 when the S&P 500 dropped 35.4%. There were two key steps that were taken to halt the market’s slide and create a new bull market: The first was that Congress enacted the CARES Act in late March, which injected $2.2 trillion into the economy to cushion the economic damage caused by the lockdown. The second was the Federal Reserve dropping the Fed Funds rate to the rock bottom level of 0.25% as well as injecting massive amounts of liquidity into the capital markets. From the stock market’s low on March 23, 2020 through November 30, 2020, the total return of the S&P 500 rebounded a remarkable 63.88%.

MARKET COMMENTARY

The U.S. stock market is currently bifurcated. The combination of negative real rates of interest, a market awash with liquidity, and many investors with lots of time on their hands due to COVID-19, has produced a speculative bubble in some areas of the market. The current darling stocks of the speculators are largely in the information technology and biotechnology sectors. Many of these companies are firms with good products and services and huge sales growth. However, many, if not most, of these companies have negative operating cash flow and earnings. They also have excessive valuations, trading on multiples of sales rather than earnings. This segment of the market is eerily reminiscent

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of the “internet bubble” in 1998-2002. Great damage was inflicted by the internet bubble during this period when the NASDAQ Composite dropped over 77% from peak to trough. The Fund rarely, if ever, invests in this type of companies.

On the other hand, in this strangely bifurcated market, there are many quality blue chip companies trading at sensible valuations. Currently, the Wall Street consensus for the S&P 500’s 2021 Operating Earnings is approximately $172, which means that, with the S&P 500 trading at around 3,700, the market is trading at a P/E of 21.6 times the next twelve month’s projected earnings. With the 10-year U.S. Treasury note interest rates yielding less than 1%, this valuation appears rich but not excessive. The fundamental determinants of stock prices over the longer term are earnings (not sales), interest rates and liquidity. With corporate earnings likely to bounce back strongly in 2021 following the distribution of the COVID-19 vaccines, these three legs of the stock market’s stool appear to be reasonably firm. Since the Fund’s inception in 2013, the Fund has focused on investing in quality, reasonably priced growth companies with great brands and sound business models, solid balance sheets, and strong earnings. If the current bubble of speculative and momentum stocks is burst or political and economic crosscurrents cause a sell-off, we believe that the stocks of companies which the Fund owns have a good chance of withstanding the correction better than the market’s current speculative darlings. While we do not foresee a repeat of the 35% February/March plunge, increased volatility is likely over the coming months – especially if the outcome of the two senatorial elections in Georgia result in one party rule both in the White House and Congress.

INVESTMENT COMMENTARY

During the 6-month period under review, the Fund had significant gains in the following sectors: consumer discretionary (+29%), communication services (+27%), and information technology (+24%). The weakest sector was energy (-21%) with the effects of COVID-19 keeping oil prices down and depressing consumption. Another sector with weak performance was industrials (+5%). On the other hand, consumer staples (+21%) and health care (+20%) all contributed nicely to the Fund’s overall performance of +17.76% for the six-month period.

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Regarding relative performance, the Fund’s total return for the six-month period under review was +17.76% or -2.22% below the total return of +19.98% for the S&P 500 benchmark and -0.22% lower than the total return of +17.98% for the Dow Jones Industrial Index. There were three main reasons for this underperformance – underweighting both the industrial and financial sectors that performed well during the period, security selection in these sectors, and the Fund’s cash position. In the industrial sector, the Fund was underweight the benchmark, as we believed that the lockdown would harm industrial production and earnings, as well as hurt the transportation companies. Another detractor was the Fund’s security selection – in particular, the lack of exposure to UPS, Union Pacific, and Honeywell – which caused the Fund’s underperformance in this sector relative to the S&P 500’s benchmark. The Fund was also underweight the financial sector, due to the COVID-19 imposed slowdown of the economy and the rock bottom level of interest rates, which compress the net interest margin of most banks. This proved to be the right decision until Pfizer’s announcement of an effective vaccine for COVID-19 caused financial stocks to leap in November. Finally, the Fund’s modest cash position during the six-month period, which averaged around 5%, hampered relative performance in a strong market.

On the other hand, our stock picks in consumer discretionary (Amazon and D.R. Horton), information technology (Microsoft, Adobe, and Qualcomm), health care (Danaher and Thermo Fisher Scientific), and consumer staples (Costco) helped performance significantly. The single biggest contributor by far was Apple, which was up 50% for the period under review. Apple was the Fund’s second largest position.

CLOSING COMMENTS

Our portfolio remains fairly concentrated with 49 holdings. The top ten holdings represented 37% of the assets of the Fund as of November 30, 2020. In general, the Fund invests in large capitalization growth-oriented firms with well-known brands, strong cash flow and balance sheets, and deep and experienced management teams. The great majority of the companies which the Fund owns pay dividends, and many raise their dividends annually. This has helped us preserve capital for our clients in times of economic adversity and create wealth in times of economic growth.

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At Bradley, Foster & Sargent, we do not believe that this is a time for complacency. Heightened levels of volatility in the market are to be expected with the changes in Washington and with the back and forth between the expected rise of COVID-19 cases this winter, which might cause more lockdowns, and the rollout of the vaccine. But with the combination of extremely low interest rates, a likely second stimulus package enacted by Congress, and the progressive re-opening of the economy, we are constructive on the stock market in 2021.

We at Bradley, Foster & Sargent, Inc. look forward to serving you through our management of the BFS Equity Fund. Thank you for placing your capital under our care.

Robert Bradley	Keith LaRose	Thomas Sargent
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from net investment income and net realized capital gains (the net profits earned upon the sale of securities that have grown in value), less the losses for the sale of securities that decreased in value and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During periods of reimbursement the Fund’s total return will be greater than it would be had the reimbursement not occurred. How the Fund did in the past is no guarantee of how it will do in the future.

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BFS Equity Fund
Investment Results (Unaudited) (continued)

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in the Fund, on November 8, 2013. The following chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index and Dow Jones Industrial Average performed over the same period.

Comparison of the Growth of a $10,000 Investment in the
BFS Equity Fund, the S&P 500® Index and the Dow Jones Industrial Average (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 8, 2013 (commencement of operations) held through November 30, 2020. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (855) 575-2430. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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BFS Equity Fund

SEMI-ANNUAL
PERFORMANCE REVIEW
(UNAUDITED)

The Fund performed modestly behind the S&P 500 for the six-month period ended November 30, 2020, returning +17.76% versus +19.98% for the S&P 500. For the same period, the Fund’s return of +17.76% was 0.22% lower than the total return of the Dow Jones Industrial Average which was +17.98%.

Key Detractors from Relative Results

1.	The Fund was underweight the industrial sector due to the COVID-19 lockdowns. This was a mistake, as stocks in this sector rebounded strongly – especially after news of the COVID-19 vaccine was announced. Not owning UPS, Union Pacific and Honeywell hurt performance as well.

2.	The Fund was also underweight the financial sector, which was the right decision until the vaccine was announced in November when financial stocks spiked.

3.	The Fund was overweight in the materials sector but underperformed due to the poor performance of two gold stocks – Agnico Eagle Mines and Barrick Gold Corporation.

Key Contributors to Relative Results

1.	The Fund’s ownership of Amazon and D.R. Horton in the consumer discretionary sector contributed positively to performance.

2.	The Fund’s stock selection in the health care sector – especially the ownership of Danaher and Thermo Fisher – contributed significantly to the outperformance in this sector,

3.	The single biggest contributor to performance was Apple, which was the Fund’s second largest position. Apple gained 50% during the six-month period under review.

FUND INFORMATION
November 30, 2020
ASSET ALLOCATION

(as a percentage of total investments)

TEN LARGEST HOLDINGS (%)	FUND
Microsoft	5.0
Apple Inc	4.8
Amazon.Com	4.4
Alphabet Inc Class A	3.9
Comcast Class A	3.4
DR Horton Inc	3.3
Adobe Inc	3.2
Costco	3.1
Danaher	3.0
Ecolab	3.0

SECTOR DIVERSIFICATION (%)	FUND	S&P 500
Technology	28.5	27.6
Health Care	13.2	13.7
Consumer Discretionary	11.8	11.3
Communication Services	10.1	11.0
Materials	9.4	2.7
Financials	7.7	10.4
Consumer Staples	6.3	6.8
Industrial	5.6	8.8
Real Estate	2.6	2.5
Utilities	0.7	2.9
Energy	0.0	2.3
Cash Equivalents	4.1	0.0

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

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BFS Equity Fund
Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended November 30, 2020)

	Six	One	Three	Five	Since Inception
	Months	Year	Year	Year	(November 8, 2013)
BFS Equity Fund	17.76%	10.44%	11.53%	11.48%	10.55%
S&P 500® Index(b)	19.98%	17.46%	13.17%	13.99%	12.93%
Dow Jones Industrial Average®(c)	17.98%	8.09%	9.37%	13.54%	12.03%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2020, were 1.52% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2021, so that Total Annual Fund Operating Expenses does not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Valued Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset or brokerage/service arrangements, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

(a)	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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BFS Equity Fund
Schedule of Investments (Unaudited)
November 30, 2020

	Shares	Fair Value
COMMON STOCKS — 95.89%

Aerospace & Defense — 0.56%
Raytheon Technologies Corp.	3,500	$251,020

Banking — 1.97%
JPMorgan Chase & Co.	7,500	884,100

Beverages — 1.93%
PepsiCo, Inc.	6,000	865,380

Biotech & Pharmaceuticals — 2.75%
Johnson & Johnson	3,000	434,040
Zoetis, Inc.	5,000	801,900
		1,235,940
Cable & Satellite — 3.36%
Comcast Corp., Class A	30,000	1,507,200

Chemicals — 5.47%
Ecolab, Inc.	6,000	1,332,900
Sherwin-Williams Co. (The)	1,500	1,121,445
		2,454,345
E-Commerce Discretionary — 4.41%
Amazon.com, Inc.(a)	625	1,980,025

Electric Utilities — 0.66%
NextEra Energy, Inc.	4,000	294,360

Electrical Equipment — 3.40%
Fortive Corp.	12,500	876,625
Keysight Technologies, Inc.(a)	4,000	480,160
Vontier Corp.(a)	5,000	165,850
		1,522,635
Entertainment Content — 1.32%
Walt Disney Co. (The)	4,000	592,040

Food — 1.28%
Mondelez International, Inc., Class A	10,000	574,500

Home Construction — 3.32%
D.R. Horton, Inc.	20,000	1,490,000

See accompanying notes which are an integral part of these financial statements.

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BFS Equity Fund
Schedule of Investments (Unaudited) (continued)
November 30, 2020

	Shares	Fair Value
COMMON STOCKS — 95.89% - continued

Insurance — 5.11%
Berkshire Hathaway, Inc., Class B(a)	5,000	$1,144,550
Marsh & McLennan Cos., Inc.	10,000	1,146,400
		2,290,950
Internet Media & Services — 3.91%
Alphabet, Inc., Class A(a)	1,000	1,754,400

Leisure Facilities & Services — 0.55%
Starbucks Corp.	2,500	245,050

Machinery — 2.16%
Caterpillar, Inc.	1,000	173,590
Deere & Co.	1,000	261,620
Parker-Hannifin Corp.	2,000	534,520
		969,730
Medical Equipment & Devices — 10.43%
Abbott Laboratories	6,000	649,320
Becton, Dickinson and Co.	2,500	587,100
Danaher Corp.	6,000	1,347,780
Stryker Corp.	4,000	933,600
Thermo Fisher Scientific, Inc.	2,500	1,162,450
		4,680,250
Metals & Mining — 3.97%
Agnico Eagle Mines Ltd.	20,000	1,317,400
Barrick Gold Corp.	20,000	462,800
		1,780,200
REIT — 2.59%
Weyerhaeuser Co.(a)	40,000	1,161,600

Retail - Consumer Staples — 3.05%
Costco Wholesale Corp.	3,500	1,371,195

Retail - Discretionary — 3.51%
Home Depot, Inc. (The)	4,000	1,109,640
Lowe’s Cos., Inc.	3,000	467,460
		1,577,100

See accompanying notes which are an integral part of these financial statements.

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BFS Equity Fund
Schedule of Investments (Unaudited) (continued)
November 30, 2020

	Shares	Fair Value
COMMON STOCKS — 95.89% - continued

Semiconductors — 4.25%
QUALCOMM, Inc.	8,000	$1,177,360
Xilinx, Inc.	5,000	727,750
		1,905,110
Software — 11.46%
Adobe Systems, Inc.(a)	3,000	1,435,410
Microsoft Corp.	10,500	2,247,735
Oracle Corp.	7,500	432,900
SS&C Technologies Holdings, Inc.	15,000	1,033,350
		5,149,395
Specialty Finance — 0.66%
American Express Co.	2,500	296,475

Technology Hardware — 4.78%
Apple, Inc.	18,000	2,142,900

Technology Services — 6.60%
Automatic Data Processing, Inc.	3,000	521,640
Booz Allen Hamilton Holding Corp., Class A	7,500	650,925
Fiserv, Inc.(a)	7,500	863,850
MasterCard, Inc., Class A	1,500	504,765
Visa, Inc., Class A	2,000	420,700
		2,961,880
Telecommunications — 1.48%
T-Mobile US, Inc.(a)	5,000	664,700

Transportation & Logistics — 0.95%
Canadian National Railway Co.	4,000	428,200

Total Common Stocks (Cost $25,926,471)		43,030,680

See accompanying notes which are an integral part of these financial statements.

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BFS Equity Fund
Schedule of Investments (Unaudited) (continued)
November 30, 2020

	Shares	Fair Value
MONEY MARKET FUNDS — 4.14%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	1,857,517	$1,857,517
Total Money Market Funds (Cost $1,857,517)		1,857,517

Total Investments — 100.03% (Cost $27,783,988)		44,888,197

Liabilities in Excess of Other Assets — (0.03)%		(13,154)

NET ASSETS — 100.00%		$44,875,043

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2020.

See accompanying notes which are an integral part of these financial statements.

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BFS Equity Fund
Statement of Assets and Liabilities (Unaudited)
November 30, 2020

Assets
Investments in securities at fair value (cost $27,783,988) (Note 3)	$44,888,197
Receivable for fund shares sold	1,875
Dividends receivable	31,308
Prepaid expenses	17,906
Total Assets	44,939,286
Liabilities
Payable for fund shares redeemed	1,615
Payable to Adviser (Note 4)	19,297
Payable to Administrator (Note 4)	6,812
Distribution (12b-1) fees accrued (Note 4)	18,214
Payable to trustees	747
Other accrued expenses	17,558
Total Liabilities	64,243
Net Assets	$44,875,043
Net Assets consist of:
Paid-in capital	$26,635,400
Accumulated earnings	18,239,643
Net Assets	$44,875,043
Shares outstanding (unlimited number of shares authorized, no par value)	2,366,841
Net asset value, offering and redemption price per share (Note 2)	$18.96

See accompanying notes which are an integral part of these financial statements.

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BFS Equity Fund
Statement of Operations (Unaudited)
For the six months ended November 30, 2020

Investment Income
Dividend income (net of foreign taxes withheld of $8,691)	$226,277
Total investment income	226,277
Expenses
Investment Adviser fees (Note 4)	156,855
Distribution (12b-1) fees (Note 4)	52,285
Administration and compliance service fees (Note 4)	19,038
Registration expenses	14,317
Fund accounting fees (Note 4)	12,526
Legal fees	11,965
Transfer agent fees (Note 4)	9,019
Audit and tax preparation fees	8,768
Printing and postage expenses	4,653
Trustee fees	2,996
Custodian fees	2,309
Insurance expenses	1,826
Miscellaneous	16,988
Total expenses	313,545
Fees contractually waived by Adviser (Note 4)	(51,197)
Net operating expenses	262,348
Net investment loss	(36,071)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	2,319,801
Net change in unrealized appreciation on investments	4,502,856
Net realized and change in unrealized gain on investments	6,822,657
Net increase in net assets resulting from operations	$6,786,586

See accompanying notes which are an integral part of these financial statements.

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BFS Equity Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	November 30, 2020	Year Ended
	(Unaudited)	May 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(36,071)	$84,280
Net realized gain (loss) on investment securities transactions	2,319,801	(910,939)
Net change in unrealized appreciation on investments	4,502,856	2,979,164
Net increase in net assets resulting from operations	6,786,586	2,152,505
Distributions to Shareholders from Earnings (Note 2)	—	(729,409)
Capital Transactions
Proceeds from shares sold	1,101,782	4,251,409
Reinvestment of distributions	—	608,093
Amount paid for shares redeemed	(1,877,025)	(3,379,179)
Net increase (decrease) in net assets resulting from capital transactions	(775,243)	1,480,323
Total Increase in Net Assets	6,011,343	2,903,419
Net Assets
Beginning of period	38,863,700	35,960,281
End of period	$44,875,043	$38,863,700
Share Transactions
Shares sold	61,807	255,499
Shares issued in reinvestment of distributions	—	34,570
Shares redeemed	(108,473)	(211,771)
Net increase (decrease) in shares outstanding	(46,666)	78,298

See accompanying notes which are an integral part of these financial statements.

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BFS Equity Fund
Financial Highlights

(For a share outstanding during each period)

	For the Six
	Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Nov. 30,		Ended	Ended	Ended	Ended	Ended
	2020		May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)		2020	2019	2018	2017	2016
Selected Per Share Data:
Net asset value, beginning of period	$16.10		$15.40	$14.96	$13.01	$11.55	$11.69
Income from investment operations:
Net investment income (loss)	(0.02)		0.03	0.04	0.04	0.04	0.04
Net realized and unrealized gain/(loss) on investments	2.88		0.97	0.90	1.96	1.47	(0.15)
Total from investment operations	2.86		1.00	0.94	2.00	1.51	(0.11)
Less distributions to shareholders from:
Net investment income	—		(0.03)	(0.04)	(0.04)	(0.05)	(0.03)
Net realized gains	—		(0.27)	(0.46)	(0.01)	—	—
Total distributions	—		(0.30)	(0.50)	(0.05)	(0.05)	(0.03)
Net asset value, end of period	$18.96		$16.10	$15.40	$14.96	$13.01	$11.55
Total Return(a)	17.76	% (b)	6.32%	6.84%	15.36%	13.15%	(0.91)%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$44,875		$38,864	$35,960	$31,750	$27,185	$23,884
Ratio of net expenses to average net assets	1.25	% (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waiver and reimbursement	1.49	% (c)	1.52%	1.57%	1.65%	1.75%	1.86%
Ratio of net investment income (loss) to average net assets	(0.17	)% (c)	0.21%	0.28%	0.26%	0.35%	0.43%
Portfolio turnover rate	34.39	% (b)	49.27%	38.71%	38.17%	47.82%	49.38%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes which are an integral part of these financial statements.

17

BFS Equity Fund
Notes to the Financial Statements (Unaudited)
November 30, 2020

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on July 23, 2013 and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the six months ended November 30, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

18

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)
November 30, 2020

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

19

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)
November 30, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/ or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the -counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of

20

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)
November 30, 2020

quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$43,030,680	$—	$—	$43,030,680
Money Market Funds	1,857,517	—	—	1,857,517
Total	$44,888,197	$—	$—	$44,888,197

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended November 30, 2020, the Adviser earned a fee of $156,855 from the Fund before the waivers described below. At November 30, 2020, the Fund owed the Adviser $19,297.

The Adviser has contractually agreed to waive or limit its management fee and/or reimburse certain operating expenses until September 30, 2021, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1 fees and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 1.00%.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. The contractual agreement is in effect through September 30, 2021. The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. For the six months ended November 30, 2020, the Adviser waived fees of $51,197.

21

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)
November 30, 2020

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable through	Amount
May 31, 2021	$57,894
May 31, 2022	110,755
May 31, 2023	108,051
November 30, 2023	51,197

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Fund with administration and compliance (including a chief compliance officer), fund accounting, and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2020, the Administrator earned fees of $19,038 for administration and compliance services, $12,526 for fund accounting services and $9,019 for transfer agent services. At November 30, 2020, the Fund owed the Administrator $6,812 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 fees”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the six months ended November 30, 2020, 12b-1 fees incurred by the Fund were $52,285. The Fund owed $18,214 for 12b-1 fees as of November 30, 2020.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2020, purchases and sales of investment securities, other than short-term investments, were $13,838,986 and $15,067,022, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2020.

22

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)
November 30, 2020

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$17,228,676
Gross unrealized depreciation	(141,099)
Net unrealized appreciation on investments	$17,087,577
Tax cost of investments	$27,800,620

At November 30, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal year ended May 31, 2020, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$123,761
Long-term capital gains	605,648
Total distributions paid	$729,409

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,131,664)
Unrealized appreciation (depreciation)	12,584,721
Total	$11,453,057

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended May 31, 2020, the Fund deferred Post-October capital losses of $1,131,664.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

23

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)
November 30, 2020

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

NOTE 9. LIQUIDITY RISK MANAGEMENT PROGRAM

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of a Liquidity Administrator Committee, which includes representatives from Bradley, Foster & Sargent, Inc., the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended May 31, 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on June 1, 2019 (the “Review Period”) in order to prepare a written report for the Board (the “Report”) for consideration at its meeting held on September 9, 2020. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

24

BFS Equity Fund
Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 through November 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Annualized
	June 1, 2020	November 30, 2020	During Period(a)	Expense Ratio
Actual	$1,000.00	$1,177.60	$6.82	1.25%
Hypothetical(b)	$1,000.00	$1,018.80	$6.33	1.25%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

25

BFS Equity Fund
Investment Advisory Agreement Approval (Unaudited)

At a meeting held on June 2, 2020, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “BFS Agreement”) between Valued Advisers Trust (the “Trust”) and Bradley, Foster & Sargent, Inc. (“BFS”) with respect to the BFS Equity Fund (the “Fund”). BFS provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to BFS. In assessing the factors and reaching its decision, the Board took into consideration information furnished by BFS and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Fund and its shareholders by BFS; (ii) quarterly assessments of the investment performance of the Fund by personnel of BFS; (iii) commentary on the reasons for the performance; (iv) presentations by BFS addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and BFS; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of BFS; and (vii) a memorandum from trust counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the BFS Agreement. The Board also requested and received materials including, without limitation: (a) documents containing information about BFS, including its financial information; a description of its personnel and the services it provides to the Fund; information on BFS’ investment advice and performance; summaries of the Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (c) the benefits to be realized by BFS from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration of the BFS Agreement, and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by BFS. The Board considered BFS’s responsibilities under the BFS Agreement. The Trustees considered the services being provided by BFS to the BFS Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the BFS Fund’s investment objectives and limitations, its coordination of services for the BFS Fund among the BFS Fund’s service providers, and its efforts to promote the BFS Fund and grow its assets. The Trustees considered BFS’s continuity of, and commitment to retain qualified personnel, commitment to maintain and enhance its resources and systems, and options that allow the BFS Fund to maintain its goals, and BFS’s continued cooperation with the Board and counsel for the BFS Fund. The Trustees considered BFS’s personnel, including their education and experience.

26

BFS Equity Fund
Investment Advisory Agreement Approval (Unaudited) (continued)

After considering the foregoing information and further information in the Meeting materials provided by BFS, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by BFS were satisfactory and adequate for the BFS Fund.

2.	Investment Performance of the BFS Fund and BFS. The Trustees compared the performance of the BFS Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the BFS Fund’s benchmark. The Trustees also considered the consistency of BFS’s management of the BFS Fund with its investment objectives, strategies, and limitations. The Trustees noted that the BFS Fund had underperformed as compared to its benchmark for the one-year, three-year, five-year, and since inception periods ended March 31, 2020. They also noted that the BFS Fund had underperformed as compared to the median of its Morningstar custom category for the one-year, three-year, five-year and since inception periods. With regard to the custom peer group, the Trustees noted that the BFS Fund had also underperformed as compared to the median for the one-year, three-year, five-year and since inception periods. The Board reviewed the performance of BFS in managing a composite with investment strategies similar to that of the BFS Fund and observed that the BFS Fund’s performance was above the composite for the year-to-date period ended March 31, 2020 and for the calendar year 2019. The Trustees took into consideration discussions with representatives of BFS regarding the reasons for the performance of the BFS Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the BFS Fund and BFS was satisfactory.

3.	The costs of the services to be provided and profits to be realized by BFS from the relationship with the BFS Fund. The Trustees considered: (1) BFS’s financial condition; (2) the asset level of the BFS Fund; (3) the overall expenses of the BFS Fund; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by BFS regarding its profits associated with managing the BFS Fund, noting that BFS is currently waiving a large portion of its management fee. The Trustees also considered potential benefits for BFS in managing the BFS Fund. The Trustees then compared the fees and expenses of the BFS Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the BFS Fund’s management fee was above the average and median management fees of its Morningstar custom category. The Trustees also noted that the BFS Fund’s net expense ratio was also above that of the average and median of its custom category, taking into consideration BFS’s contractual commitment to limit the expenses of the BFS Fund. When comparing the BFS Fund’s fees to those of its custom peer group, the Trustees noted that the BFS Fund’s management fee was above the average and the median. They also noted that the BFS Fund’s net expense ratio was also above both the average and median of the peer group. Based on the foregoing, the Board

27

BFS Equity Fund
Investment Advisory Agreement Approval (Unaudited) (continued)

concluded that the fees to be paid to BFS by the BFS Fund and the profits to be realized by BFS, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

4.	The extent to which economies of scale would be realized as the BFS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the BFS Fund’s investors. The Board considered the BFS Fund’s fee arrangements with BFS. The Board considered that while the management fee remained the same at all asset levels, the BFS Fund’s shareholders experienced benefits from the BFS Fund’s expense limitation arrangement. The Trustees noted that once the BFS Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the BFS Fund’s arrangements with other service providers to the BFS Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of BFS at the inception of the BFS Fund to ensure that a cost structure was in place that was beneficial for the BFS Fund as it grew. In light of its ongoing consideration of the BFS Fund’s asset and fees levels and expectations for growth, the Board determined that the BFS Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

5.	Possible conflicts of interest and benefits to BFS. In considering BFS’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the BFS Fund; the basis of decisions to buy or sell securities for the BFS Fund and/or BFS’s other accounts; and the substance and administration of BFS’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to BFS’s potential conflicts of interest. The Trustees noted that BFS has decreased its utilization of soft dollars and the Trustees noted BFS’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to BFS, including the fact that the BFS Fund provides an attractive vehicle for smaller accounts, which may increase the total assets under management by BFS. Based on the foregoing, the Board determined that the standards and practices of BFS relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by BFS in managing the BFS Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the BFS Agreement.

28

FACTS	WHAT DOES BFS EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (855) 575-2430

29

Who we are
Who is providing this notice?	BFS Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Bradley, Foster & Sargent, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

30

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (855) 575-2430 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC
Andrea N. Mullins, Chairperson	ACCOUNTING FIRM
Ira P. Cohen	Cohen & Company, Ltd.
Mark J. Seger	1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

OFFICERS	LEGAL COUNSEL
Adam T. Kornegay, Principal Executive Officer and	Troutman Pepper Hamilton Sanders LLP
President	3000 Two Logan Square 18th and Arch Streets
Gregory T. Knoth, Principal Financial Officer and	Philadelphia, PA 19103
Treasurer
Kevin J. Patton, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER	CUSTODIAN
Bradley, Foster & Sargent, Inc.	Huntington National Bank
185 Asylum Street, City Place II	41 South High Street
Hartford, CT 06103	Columbus, OH 43215

DISTRIBUTOR	ADMINISTRATOR, TRANSFER AGENT
Ultimus Fund Distributors, LLC	AND FUND ACCOUNTANT
225 Pictoria Drive, Suite 450	Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

BFS-SAR-20

LSOFX

LS Opportunity Fund

SEMI-ANNUAL REPORT

November 30, 2020

Long Short | Advisors

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

To Shareholders of the LS Opportunity Fund,

Long Short Advisors, LLC, the adviser of the LS Opportunity Fund (“LSOFX” or the “Fund”), focuses on investing in undiscovered, boutique investment strategies not readily available to the everyday investor. Our mutual fund gives investors access to investment strategies through a mutual fund format that provides daily liquidity, low initial investment minimums, more portfolio transparency, lower fees, and access to what we believe are some of the best investment and hedge fund managers in the business.

The characteristics that we look for in a manager include the following:

●	Track Record: a long-term proven track record

●	Capacity Constrained: managers willing to close to new investors before they get too big

●	Skin in the Game: managers that have a significant amount of their own money in the strategy

●	Undiscovered: managers not readily available to everyday investors

Prospector Partners, LLC (“Prospector”), based in Guilford, CT, is the sub-adviser of the Fund. Prospector has a long/short hedge fund track record that spans 23 years with a substantially similar investment objective to LSOFX and brings its experience to the Fund in a daily liquid mutual fund format with a goal of downside protection and a consistency of returns.

The Fund aims to generate long-term capital appreciation by investing in both individual company long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, no leverage in the long book, and a targeted net exposure range of 50%-80%, the Fund strives to preserve capital while consistently delivering solid risk adjusted returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

Management’s Discussion of Fund Performance and Positioning

Performance

For the six-month period ending November 30, 2020 (the “Period”) the LS Opportunity Fund returned 8.08%, while the HFRX Equity Hedge Index (“HFRX”) returned 10.13% and the S&P 500® Index (“S&P 500”) returned 19.98%.

Performance of LSOFX, S&P 500 and HFRX
During the Six Months Ended November 30, 2020

Positioning

The benchmark S&P 500 continued its charge higher during the period, despite significant increases in COVID-19 cases. The market remained focused on the reopening of the economy and improving jobs numbers. Additionally, while the increase in coronavirus cases was concerning, it’s become more evident that the medical community is finding better treatment protocols for the virus, as hospitalization and death rates are much improved versus the spring.

While we don’t know whether we are nearing, at, or, have already hit the top of the growth/ value trade, we are seeing more and more behavior reminiscent of the “dotcom bubble.” For example, the mere announcement of stock splits caused Apple and Tesla shares to rocket higher, with Apple adding roughly $700 billion of market value over the course of a month following the announcement (equal to the total market value of the bottom 100 companies in the S&P 500) and Tesla stock increasing over 75% from their announcement to the date of the stock split.

What could cause a rotation from growth to value stocks in the relative near term? Typically, the start of a new economic cycle acts as a catalyst for value stock outperformance relative to growth. Additionally, increased expectations for inflation and rising interest rates could spark a value outperformance. Also, as a vaccine becomes available and distributed, we would expect an economic recovery to accelerate.

As to inflation expectations, the current yield curve seems to suggest a prevailing view that, similar to the period following the Great Financial Crisis (GFC), the forthcoming recovery will see a period heavily influenced by deflationary forces. We believe a strong case could be made that this recovery will be different. The fiscal and monetary responses to this crisis were of unprecedented size and enacted much more swiftly than during the GFC. Additionally, the fiscal response (CARES Act, and Paycheck Protection Program) was more directly targeted at consumers (versus bailing out financial institutions), and thus the U.S. consumer has shown more resilience than a decade ago. Indeed, U.S. retail sales have already rebounded above pre-pandemic levels, whereas it took 32 months for retail sales to achieve the same following the 2008-2009 crisis. Bank balance sheets are also in much better shape and these institutions are more willing/able to lend than they were following the GFC.

Given this crisis was not the result of an over-levered system, we should not see the same pullback in willingness to lend as we come out of the crisis. Finally, Fed chairman Jerome Powell recently announced a major policy shift whereby the central bank indicated they will allow inflation to run higher than their 2% target for some period of time. All of these factors lead us to believe that expectations for inflation are likely to rise, as will the long end of the yield curve. Meanwhile, we expect the Fed to maintain their low short-term rate posture, which could result in a steeper yield curve. This environment would be positive for financial services stocks, and banks specifically.

Warming Up to Banks

In the early part of 2020, we explained our reasoning for reducing the portfolio’s overall exposure to banks given COVID-19 related uncertainties. Despite unknowns, we retained a small level of net exposure to banks given robust capital levels, conservative balance sheets, and improved oversight since the Great Financial Crisis. We also viewed (and still view) banks as part of the COVID solution, evidenced by the facilitation of the PPP program, and not as a root of the problem as in the last crisis. That said, we’ve begun to increase net exposure to banks in the period given improving clarity on loan losses, reserve levels, the potential for cost saves, and capital management.

As this crisis intensified, in an effort to help borrowers, banks granted loan payment deferrals to those impacted by COVID. Regulators allowed banks to grant deferrals without classifying the loan as non-performing or a troubled debt restructuring in 2020. Banks took full advantage of this policy and granted deferrals to practically any borrower who wanted one – deferrals for U.S. banks over $50 billion in assets totaled $352 billion or nearly 7% of loans on average (with some banks deferring 20-30% of their loan portfolio). Two types of borrowers took advantage of first round deferrals – the first being borrowers severely impacted by COVID who needed relief; the second group being borrowers who took deferrals as a precautionary measure in case the environment deteriorated further.

Today, the majority of first-round deferrals have expired and banks are only granting second-round deferrals to customers still facing significant challenges. Thus, we view second-round deferrals as a good proxy for future non-performing asset formation. To our surprise, Q3 deferral updates improved better than expectations, with a low level of requests for additional deferrals. This is exemplified by our investment in Comerica Bank (CMA), which reported that only 1.2% of loans were on deferral, down from over 8% at the peak. Additionally, only 0.6% of current deferrals consist of second-round deferrals which is extremely low, especially with a robust loss reserve of 2.2% of loans. Given the strong improvement in deferrals, coupled with strong reserves, we were compelled to initiate a position in CMA during the quarter at prices well below tangible book value.

We also now have greater clarity surrounding loan loss reserves. Going into the third quarter, analysts were calling for the large loss provisions taken in Q1 and Q2 to continue into the future. This would place pressure on bank earnings, lower capital levels, and compromise the ability to pay dividends. However, management teams believe the bulk of provisioning is complete and will meaningfully decelerate in Q3 and beyond. Jamie Dimon, from the bellwether JPMorgan Chase (JPM), stated the bank is properly reserved for losses far beyond their base case – a key reason why we are attracted to the stock, and maintain a position in the portfolio - in addition to its management team, franchise value, conservative underwriting, and best-in-class digital capabilities. The reason why banks have aggressively built loss reserves early this cycle is largely due to recent implementation of the Current Expected Credit Loss model (CECL). Prior to CECL, banks set aside capital for losses as they became apparent. Under CECL, banks are now required to reserve for expected losses on the day the loan is approved. CECL is also a dynamic model, meaning that as the economic outlook deteriorates, banks must set aside more capital for reserves – the opposite is true if the outlook improves. As the outlook deteriorated in March / April, banks were forced to drastically increase reserves to prepare for losses. Given the current and improved outlook, banks are cautiously optimistic they are well reserved for future losses under CECL.

One positive development as a result of COVID, is that banks expect material cost saving opportunities. Given public health concerns, many customers are shunning in-person branch visits and adopting digital banking. Management teams believe this crisis has sped up the digital banking adoption process by multiple years. As a result, banks expect to accelerate the number of branch closures, which will drive cost saves. In the portfolio, PNC Financial Services (PNC) announced their intention to nearly double the number of branch closures in 2020 to 160 branches, which represents 7% of total branches. Next year, PNC expects branch closures to be 40%+ above pre-COVID levels given the success of its digital banking strategy. Additionally, PNC’s expansion into new markets will be via a digital strategy that is branch-lite and more efficient. These cost saves partially offset the earnings headwind borne by a low interest rate environment (as low rates equate to pressure on net interest margins).

Another way we expect banks to capitalize on cost saves and enhance digital capabilities is via consolidation. While we continue to expect muted M&A activity for the remainder of 2020, we are expecting a rebound in 2021. By this time, we should have even more clarity regarding credit quality and the economy…which should facilitate deal making. Additionally, management teams we’ve spoken with expect merger activity to return in 2021 given the need for banks to achieve economies of scale in a post-COVID world and to expand digital banking capabilities. To illustrate the long-term industry consolidation thesis (and the potential for returns given acquisition premiums and economies of scale), there are ~4,300 banks in the United States as compared to nearly 7,000 ten years ago, with ~850 being publicly traded. This compares to 88 banks in Canada, only 11 of them publicly traded. In Australia, there are 39 banks, only 9 of them publicly traded. Clearly, there are too many independent banks in the USA, especially given the rise of digital banking and de-emphasis of branch banking. Some experts believe the impact of COVID on the industry will even accelerate consolidation activity beyond pre-COVID levels.

Despite positive developments, the bank sector is trading at bottom decile valuations on price relative to tangible book value and provide an attractive dividend yield (with multiple banks in the portfolio yielding 6%+). This is partially understandable given ultra-low interest rates, uncertainty regarding credit quality, and a benign loan growth outlook. However, given the improving outlook for credit quality, loss reserves, cost saves, and M&A – we believe these positives are being overlooked by traditional investors. Bank stock multiples should begin to re-rate with increased clarity on the election, economy, and credit in the coming months. We also expect loan growth to pick up in 2021 assuming the recovery continues and loan pre-payment activity naturally subsides. While interest rates are out of the control of banks, we believe the market is not reflecting the possibility of higher interest rates in coming years. As stated earlier, there is a chance that unprecedented fiscal and monetary stimulus will lead to higher inflation and as a result higher interest rates. A number of Fed officials have stated their willingness to hike rates before 2023 assuming inflation picks up. Such a scenario will be a major tailwind for the bank sector, and in contrast to the consensus view. In the interim, we expect mortgage banking fees to remain elevated given the low-rate environment which is a partial offset. On the topic of fees, we also expect banks to raise service charges in the near-future, which would be helpful to earnings (service fees were waived in Q1 / Q2 to support customers). Finally, we expect robust investment banking fees to persist given market volatility.

A re-rating of the sector can also accelerate should banks resume share repurchases. This supports the sector from additional buying interest, and as a vote of confidence. Green shoots can be seen as overcapitalized institutions such as Atlantic Capital Bank (ACBI), HarborOne Bank (HONE), and Waterstone Financial (WSBF) announced buyback programs in Q3 with support from regulators. Larger banks such as JPMorgan Chase stated their willingness to resume share repurchases as soon as Q4, or early 2021 given strong capital generation. The resurgence of M&A activity is another re-rating catalyst for banks going forward, and we are hopeful deal making will resume in the first half of 2021.

We will continue to closely monitor the bank landscape and be ready to add exposure if positive developments continue to unfold; especially with the sector trading at a multi-decade valuation low.

Outlook

The range of outcomes in the short to intermediate term is wide and hinges on the imminent outcome of the “bending the curve” effort to curtail the COVID-19 pandemic. Economic contraction, trade and geopolitical concerns weigh heavily.

Interest and mortgage rates continue near historically low levels, inflation is currently non-existent, and we have experienced a recession. We are carefully monitoring aggregate corporate debt levels (especially BBB- debt which is a single notch above junk status), which now sit above pre-2008 crisis levels and loom as a potential problem absent aggressive Fed buying through the latest quantitative easing strategy. Unemployment has shown improvement.

In our estimation, equity valuations remain at elevated levels, due to the sharp decline in expected earnings for the rest of 2020 and into 2021, and the sharp rebound in equities. Recovery in aggregate earnings will be slow as certain industries such as hospitality, entertainment, and travel will take longer to return to pre-coronavirus levels. Treasury and high-grade corporate bond yields look unattractive after the dramatic flight to safety rally during the current health crisis. In any case, the values inherent in the portfolio should attract acquirers and other investors over time. Meanwhile, we still believe equities are a superior asset allocation alternative to bonds over the longer term.

Steadfast, we remain committed to making you money while aiming to protect your wealth.

Performance Since Prospector Became Sub-Adviser of LSOFX
(June 2015 - November 2020)

Long Book

Top Positions

At the period’s end, the Fund contained 62 long positions in the portfolio representing companies with what management believes represents long -term value and favorable characteristics such as a discount to market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 28% of the portfolio and included Alleghany (Y), Arthur J Gallagher (AJG), Berkshire Hathaway (BRK.B), Brown & Brown (BRO), Globe Life Inc (GL), JP Morgan Chase (JPM), PNC Financial (PNC), Progressive (PGR), RenaissanceRe (RNR), and US Bancorp (USB).

Short Book

Top Positions

The Fund’s short book at Period’s end contained 25 individual companies that have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 10 short positions represented approximately 12% of the portfolio.

Final Thoughts from Long Short Advisors

Prospector Partners took over the management of the LS Opportunity Fund at the end of May 2015. Other than during the back half of 2015, Prospector Partners has maintained a lower end of range net exposure in the 50%-63% range – averaging approximately 55%-56% net over 2016 through the end of Sept 2020. Given these lower exposures, we at Long Short Advisors believe Prospector Partners has done well in delivering on their objective of positive returns with significantly less volatility than the S&P 500 equity market (while also outperforming the HFRX Equity Hedge Index). This was through an exceedingly challenging environment for Value style investors. Given the breakout recently to 66% at the end of Period, the highest in net exposure in nearly 5 years, Prospector Partners is constructive on the opportunities in their portfolio and for the valuation and upside they represent. Having worked with the team at Prospector Partners for nearly 20 years in various capacities, we are extremely encouraged by their focus on the opportunities they are seeing on both the long and short side of the portfolio. It is our feeling that there is no bad time to invest with Prospector Partners in this core long/short strategy. However, we do also feel there can be great times. As we look ahead, we are encouraged by their positioning to capitalize on economic recovery, reflation, normalized interest rates and a resurgence of value relative to growth. Thank you for your consideration and we look forward to working for you in 2021 and beyond.

Mutual fund investing involves risk and principal loss is possible. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-336-6763. The Fund is distributed by Ultimus Fund Distributors, LLC.

Investment in shares of a long/short equity fund have the potential for significant risk and volatility. A short equity strategy can diminish returns in a rising market as well as having the potential for unlimited losses. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For performance current to the most recent month end, call 1-877-336-6763.

Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended November 30, 2020)

	Six	One	Three	Five	Ten
	Months	Year	Year	Year	Year
LS Opportunity Fund	8.08%	2.76%	4.70%	6.56%	5.89%
S&P 500® Index(b)	19.98%	17.46%	13.17%	13.99%	14.19%
HFRX Equity Hedge Index(c)	10.13%	2.19%	0.76%	1.97%	0.91%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2020, were 2.99% of average daily net assets (2.86% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”)). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2021, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date the particular expense payment occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions, if any. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The index is not available for direct investment.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 336-6763. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

Sector Exposure (11/30/2020)
(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	2.04%	-1.33%	3.37%	0.71%
Consumer Staples	6.59%	-3.02%	9.61%	3.57%
Energy	1.48%	0.00%	1.48%	1.48%
Financials	48.43%	-11.28%	59.71%	37.15%
Health Care	8.54%	-1.74%	10.28%	6.80%
Industrials	5.49%	0.00%	5.49%	5.49%
Materials	2.64%	0.00%	2.64%	2.64%
Real Estate	1.30%	0.00%	1.30%	1.30%
Technology	10.85%	0.00%	10.85%	10.85%
Exchange-Traded Funds	0.97%	-3.93%	4.90%	-2.96%
Total Sector Exposure	88.33%	-21.30%	109.63%	67.03%
Money Market Funds	11.85%	0.00%	11.85%	11.85%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

LS Opportunity Fund
Schedule of Investments
November 30, 2020 (Unaudited)

Common Stocks - Long - Domestic — 76.24%	Shares	Fair Value
Consumer Discretionary — 2.04%
eBay, Inc.(a)	21,000	$1,059,030
Home Depot, Inc. (The)(a)	4,040	1,120,736
		2,179,766
Consumer Staples — 5.40%
Church & Dwight Co., Inc.(a)	17,950	1,575,472
Coca-Cola Co. (The)(a)	18,300	944,280
JM Smucker Co. (The)(a)	5,200	609,440
Mondelez International, Inc., Class A(a)	25,250	1,450,614
Procter & Gamble Co. (The)	8,510	1,181,784
		5,761,590
Energy — 1.48%
Parsley Energy, Inc., Class A	62,100	778,113
Schlumberger Ltd.	38,550	801,455
		1,579,568
Financials — 42.56%
Aflac, Inc.(a)	50,000	2,196,500
Alleghany Corp.(a)	6,051	3,480,535
Arthur J Gallagher & Co.(a)	29,000	3,346,890
Berkshire Hathaway, Inc., Class B(a) (b)	11,485	2,629,031
Brown & Brown, Inc.(a)	74,100	3,336,723
Cboe Global Markets, Inc.(a)	13,350	1,219,122
Comerica, Inc.	39,950	1,965,540
Federated Investors, Inc., Class B	35,000	939,400
First Horizon National Corp.	171,808	2,099,494
Globe Life, Inc.(a)	31,900	2,969,890
Hanover Insurance Group, Inc.	14,450	1,623,458
JPMorgan Chase & Co.	19,650	2,316,342
KeyCorp	102,450	1,583,877
Marsh & McLennan Cos., Inc.	10,300	1,180,792
Mercury General Corp.(a)	23,250	1,033,928
PJT Partners, Inc., Class A(a)	13,750	952,600
PNC Financial Services Group, Inc. (The)(a)	25,610	3,535,972
Primerica, Inc.(a)	9,250	1,204,997
Progressive Corp. (The)(a)	30,700	2,674,277
Selective Insurance Group, Inc.(a)	21,100	1,304,402
U.S. Bancorp(a)	56,550	2,443,526

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2020 (Unaudited)

Common Stocks - Long - Domestic — 76.24% - continued	Shares	Fair Value
Financials — 42.56% - continued
Voya Financial, Inc.(a)	25,200	$1,452,276
		45,489,572
Health Care — 6.38%
Abbott Laboratories(a)	8,400	909,048
Cigna Corp.	6,080	1,271,572
Haemonetics Corp.(b)	11,725	1,323,166
Johnson & Johnson(a)	6,870	993,952
Merck & Co., Inc.(a)	28,800	2,315,231
		6,812,969
Industrials — 4.21%
Carrier Global Corp.(a)	8,560	325,879
Eaton Corp. PLC(a)	11,700	1,416,988
General Dynamics Corp.	7,440	1,111,164
Otis Worldwide Corp.(a)	9,080	607,815
Raytheon Technologies Corp.(a)	14,460	1,037,071
		4,498,917
Materials — 2.02%
Newmont Goldcorp Corp.	8,600	505,852
PPG Industries, Inc.	11,250	1,651,162
		2,157,014
Real Estate — 1.30%
Howard Hughes Corp. (The)(b)	19,170	1,394,234

Technology — 10.85%
FLIR Systems, Inc.(a)	47,600	1,820,224
Leidos Holdings, Inc.(a)	16,800	1,691,759
MasterCard, Inc., Class A	4,250	1,430,167
Microsoft Corp.(a)	6,590	1,410,721
Oracle Corp.(a)	19,150	1,105,338
Paychex, Inc.(a)	11,650	1,085,198
PayPal Holdings, Inc.(a) (b)	4,625	990,305
Science Applications International Corp.(a)	7,850	726,439
Visa, Inc., Class A	6,350	1,335,722
		11,595,873

TOTAL COMMON STOCKS - LONG - DOMESTIC (Cost $69,751,761)		81,469,503

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2020 (Unaudited)

Common Stocks - Long - International — 11.12%	Shares	Fair Value
Consumer Staples — 1.19%
Nestle S.A.	11,400	$1,269,161

Financials — 5.87%
Everest Re Group Ltd.	5,050	1,148,016
Lancashire Holdings Ltd.	133,950	1,326,432
RenaissanceRe Holdings Ltd.(a)	23,175	3,815,531
		6,289,979
Health Care — 2.16%
Medtronic PLC(a)	15,000	1,705,501
Roche Holding AG	1,820	598,870
		2,304,371
Industrials — 1.28%
Pentair PLC	26,450	1,370,639

Materials — 0.62%
Agnico Eagle Mines Ltd.(a)	10,050	661,994
TOTAL COMMON STOCKS - LONG - INTERNATIONAL (Cost $10,615,047)		11,896,144

Exchange-Traded Funds — 0.97%
Aberdeen Standard Physical Platinum Shares ETF(b)	11,450	1,038,973
TOTAL EXCHANGE-TRADED FUNDS (Cost $987,210)		1,038,973

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2020 (Unaudited)

Money Market Funds — 11.85%	Shares	Fair Value
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)	12,666,227	$12,666,227
TOTAL MONEY MARKET FUNDS (Cost $12,666,227)		12,666,227
TOTAL INVESTMENTS — 100.18% (Cost $94,020,245)		107,070,847
Liabilities in Excess of Other Assets — (0.18)%		(187,199)
NET ASSETS — 100.00%		$106,883,648

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on November 30, 2020, was $37,979,954.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of November 30, 2020.

ETF — Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short
November 30, 2020 (Unaudited)

Common Stocks - Short - Domestic — (10.21)%	Shares	Fair Value
Consumer Discretionary — (1.33)%
Lowe’s Cos., Inc.	(6,950)	$(1,082,949)
Service Corp. International	(7,100)	(345,344)
		(1,428,293)
Consumer Staples — (3.02)%
Clorox Co. (The)	(5,310)	(1,077,718)
Constellation Brands, Inc., Class A	(1,590)	(327,286)
Kimberly-Clark Corp.	(9,060)	(1,262,148)
Lancaster Colony Corp.	(3,260)	(552,016)
		(3,219,168)
Financials — (4.12)%
Allstate Corp.	(5,450)	(557,807)
American International Group, Inc.	(30,600)	(1,176,264)
Community Bank System, Inc.	(7,650)	(476,213)
Horace Mann Educators Corp.	(23,250)	(928,140)
Prudential Financial, Inc.	(16,700)	(1,262,854)
		(4,401,278)
Health Care — (1.74)%
Boston Scientific Corp.(a)	(15,350)	(508,852)
HCA Healthcare, Inc.	(4,460)	(669,491)
Stryker Corp.	(2,880)	(672,192)
		(1,850,535)

TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $10,847,682)		(10,899,274)

Common Stocks - Short - International — (7.16)%
Financials — (7.16)%
Aon PLC, Class A	(8,300)	(1,700,587)
Bank of Montreal	(9,550)	(686,276)
Bank of Nova Scotia (The)	(12,600)	(613,143)
Canadian Imperial Bank of Commerce	(8,800)	(741,809)
Commonwealth Bank of Australia	(30,455)	(1,767,396)
Muenchener Rueckversicherungs-Gesellshaft AG	(3,690)	(1,028,498)
Swiss Re AG	(12,400)	(1,132,718)
TOTAL COMMON STOCKS - SHORT - INTERNATIONAL (Proceeds Received $6,721,448)		(7,670,427)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short – continued
November 30, 2020 (Unaudited)

Exchange-Traded Funds — (3.93)%	Shares	Fair Value
iShares Russell 1000 Value ETF	(6,150)	$(814,260)
Schwab U.S. Mid-Cap ETF	(20,050)	(1,297,636)
Vanguard Russell 2000 ETF	(10,000)	(1,463,800)
Vanguard S&P 500 ETF	(1,900)	(632,016)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds Received $3,726,344)		(4,207,712)
TOTAL SECURITIES SOLD SHORT - (21.30)% (Proceeds Received $21,295,474)		$(22,777,413)

(a)	Non-dividend expense producing security.

ETF — Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Assets and Liabilities
November 30, 2020 (Unaudited)

Assets
Investments in securities, at fair value (cost $94,020,245) (Note 3)	$107,070,847
Deposits at broker for securities sold short (Note 2)	23,522,374
Receivable for fund shares sold	8,298
Dividends receivable	110,312
Tax reclaims receivable	37,690
Prepaid expenses	13,983
Total Assets	130,763,504

Liabilities
Investments in securities sold short, at fair value (proceeds received $21,295,474) (Note 2)	22,777,413
Payable for fund shares redeemed	897,059
Dividend expense payable on short positions	21,313
Payable to Adviser (Note 4)	151,243
Payable to Administrator (Note 4)	12,483
Payable to trustees	515
Other accrued expenses	19,830
Total Liabilities	23,879,856

Net Assets	$106,883,648

Net Assets consist of:
Paid-in capital	$94,649,417
Accumulated earnings	12,234,231
Net Assets	$106,883,648

Shares outstanding (unlimited number of shares authorized, no par value)	7,070,907
Net asset value, offering and redemption price per share (Note 2)	$15.12

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Operations
For the six months ended November 30, 2020 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $1,756)	$793,427
Total investment income	793,427

Expenses
Investment Adviser fees (Note 4)	878,163
Dividend expense on securities sold short (Note 2)	251,383
Short sale & interest expense	63,386
Administration fees (Note 4)	37,829
Fund accounting fees (Note 4)	20,071
Registration expenses	13,427
Legal fees	12,975
Custodian fees	9,569
Audit and tax preparation expenses	9,276
Transfer agent fees (Note 4)	9,024
Printing and postage expenses	8,243
Compliance services fees (Note 4)	6,017
Trustee expenses	3,320
Miscellaneous	20,620
Total expenses	1,343,303
Fees waived by Adviser (Note 4)	(45,927)
Net operating expenses	1,297,376
Net investment loss	(503,949)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	2,945,277
Securities sold short	(480,069)
Foreign currency	(4,732)
Change in unrealized appreciation (depreciation) on:
Investment securities	8,814,263
Securities sold short	(2,919,821)
Foreign currency translations	1,454
Net realized and change in unrealized gain on investments	8,356,372
Net increase in net assets resulting from operations	$7,852,423

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statements of Changes in Net Assets

	For the Six	For the
	Months Ended	Year Ended
	November 30,	May 31,
	2020	2020
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(503,949)	$(437,589)
Net realized gain (loss) on investment transactions	2,460,476	(89,039)
Change in unrealized appreciation (depreciation) on investments	5,895,896	(815,649)
Net increase (decrease) in net assets resulting from operations	7,852,423	(1,342,277)
Distributions to Shareholders from Earnings (Note 2)	—	(1,066,252)
Capital Transactions
Proceeds from shares sold	36,214,451	37,652,913
Reinvestment of distributions	—	996,116
Amount paid for shares redeemed	(19,877,939)	(22,298,906)
Net increase in net assets resulting from capital transactions	16,336,512	16,350,123
Total Increase in Net Assets	24,188,935	13,941,594
Net Assets
Beginning of period	82,694,713	68,753,119
End of period	$106,883,648	$82,694,713
Share Transactions
Shares sold	2,535,616	2,592,658
Shares issued in reinvestment of distributions	—	67,579
Shares redeemed	(1,376,971)	(1,632,887)
Net increase in shares outstanding	1,158,645	1,027,350

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Financial Highlights
(For a share outstanding during each period)

	For the Six		For the	For the	For the	For the	For the
	Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,		May 31,	May 31,	May 31,	May 31,	May 31,
	2020		2020	2019	2018	2017	2016
	(Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$13.99		$14.07	$13.96	$13.44	$12.22	$12.55
Investment operations:
Net investment loss	(0.06)		(0.07)	(0.01)	(0.08)	(0.09)	(0.21)
Net realized and unrealized gain on investments	1.19		0.17 (a)	0.47	1.14	1.31	0.66
Total from investment operations	1.13		0.10	0.46	1.06	1.22	0.45
Less distributions to shareholders from:
Net realized gains	—		(0.18)	(0.35)	(0.54)	—	(0.78)
Paid in capital from redemption fees(b)	—		—	—	—	— (c)	— (c)
Net asset value, end of period	$15.12		$13.99	$14.07	$13.96	$13.44	$12.22
Total Return(d)(e)	8.08	% (f)	0.62%	3.44%	7.95%	9.98%	3.80%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$106,884		$82,695	$68,753	$49,958	$37,616	$25,148
Ratio of net expenses to average net assets (f)	2.57	% (h)	2.84%	2.89%	2.97%	2.88%	2.93%
Ratio of expenses to average net assets before waiver and reimbursement(g)	2.67	% (h)	2.97%	3.11%	3.33%	3.34%	3.92%
Ratio of net investment loss to average net assets	(1.00	)% (h)	(0.52)%	(0.15)%	(0.82)%	(0.81)%	(1.11)%
Portfolio turnover rate	36.30	% (f)	69.47%	40.31%	55.31%	75.09%	89.54%

(a)	The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the time of sales and purchases of fund shares in relation to fluctuating market values during the year.

(b)	Prior to September 28, 2016, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase.

(c)	Rounds to less than $0.005 per share.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Excludes redemption fee.

(f)	Not annualized.

(g)	Includes dividend and interest expense of 0.62% for the six months ended November 30, 2020 and 0.89%, 0.94%, 1.02%, 0.93% and 0.98% for the fiscal years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(h)	Annualized.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
November 30, 2020 (Unaudited)

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

when incurred. During the six months ended November 30, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair value market value of the securities received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to meet its obligations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $23,522,374 as of November 30, 2020.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts, to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. The Fund did not transact in forward foreign currency exchange contracts during the six months ended November 30, 2020.

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Option contracts in which the Fund invests are generally traded on an exchange. Exchange-traded options on securities and indexes purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, options are valued at the most recent bid price. If there is no such reported bid on the valuation date, options are valued at the most recent ask price. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined by the Adviser, in conformity with policies adopted by and subject to review of the Board. These securities will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks Domestic (a)	$81,469,503	$—	$—	$81,469,503
Common Stocks International (a)	11,896,144	—	—	11,896,144
Exchange-Traded Funds	1,038,973	—	—	1,038,973
Money Market Funds	12,666,227	—	—	12,666,227
Total	$107,070,847	$—	$—	$107,070,847

(a)	Refer to Schedule of Investments for sector classifications.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Domestic (a).	$(10,899,274)	$—	$—	$(10,899,274)
Common Stocks International (a)	(7,670,427)	—	—	(7,670,427)
Exchange-Traded Funds	(4,207,712)	—	—	(4,207,712)
Total	$(22,777,413)	$—	$—	$(22,777,413)

(a)	Refer to Schedule of Securities Sold Short for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s daily average net assets. For the six months ended November 30, 2020, the Adviser earned a fee of $878,163 from the Fund before the waivers described below. At November 30, 2020, the Adviser was owed $151,243 from the Fund for management services.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution,

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

“acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date in which the particular expense payment occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2021. The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. For the six months ended November 30, 2020, the Adviser waived fees of $45,927. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable through	Amount
May 31, 2021	$67,774
May 31, 2022	136,581
May 31, 2023	116,628
November 30, 2023	45,927

The Adviser has retained the Sub-Adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services.

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) to provide the Fund with administration, compliance (including a chief compliance officer), fund accounting and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2020, the Administrator earned fees of $37,829 for administration services, $6,017 for compliance services, $20,071 for fund accounting services and $9,024 for transfer agent services. At November 30, 2020, the Fund owed the Administrator $12,483 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Ultimus, acts as the distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2020.

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2020, purchases and sales of investment securities, other than short-term investments, were $54,035,630 and $37,413,235, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$13,841,733
Gross unrealized depreciation	(2,637,339)
Net unrealized appreciation on investments	$11,204,394
Tax cost of investments and securities sold short	$73,089,040

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and return of capital distributions from underlying investments.

The tax character of distributions paid for the fiscal year ended May 31, 2020, the Fund’s most recent fiscal year end, were as follows:

Distributions paid from:(a)
Ordinary income	$—
Long-term capital gains	1,066,252
Total distributions paid	$1,066,252

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At May 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(929,690)
Unrealized appreciation on investments	5,311,498
Total accumulated earnings	$4,381,808

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 6. FEDERAL TAX INFORMATION – continued

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended May 31, 2020, the Fund deferred Post-October capital losses of $577,663. For the fiscal year ended May 31, 2020, the Fund deferred qualified late year ordinary losses of $347,057.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2020, the Fund had 37.15% of the net value of its net assets invested in stocks within the Financial sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

NOTE 10. LIQUIDITY RISK MANAGEMENT PROGRAM

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable

LS Opportunity Fund
Notes to the Financial Statements – continued
November 30, 2020 (Unaudited)

NOTE 10. LIQUIDITY RISK MANAGEMENT PROGRAM – continued

stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of a Liquidity Administrator Committee, which includes representatives from Long Short Advisors, LLC, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended May 31, 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on June 1, 2019 (the “Review Period”) in order to prepare a written report for the Board (the “Report”) for consideration at its meeting held on September 9, 2020. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 through November 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Ending
	Beginning	Account Value
	Account Value	November 30,	Expenses Paid	Annualized
	June 1, 2020	2020	During Period(a)	Expense Ratio
Actual	$1,000.00	$1,080.80	$13.43	2.57%
Hypothetical(b)	$1,000.00	$1,012.16	$12.99	2.57%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

FACTS	WHAT DOES LS OPPORTUNITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 336-6763

Who we are
Who is providing this notice?	LS Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Long Short Advisors, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 336-6763 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC
Andrea N. Mullins, Chairperson	ACCOUNTING FIRM
Ira P. Cohen	Cohen & Company, Ltd.
Mark J. Seger	1350 Euclid Avenue, Suite 800
Cleveland, OH 44115
OFFICERS
Adam T. Kornegay, Principal Executive	LEGAL COUNSEL
Officer and President	Troutman Pepper Hamilton Sanders LLP
Gregory T. Knoth, Principal Financial Officer	3000 Two Logan Square
and Treasurer	18th and Arch Streets
Kevin J. Patton, Chief Compliance Officer	Philadelphia, PA 19103
Carol J. Highsmith, Vice President and
Secretary	CUSTODIAN
U.S. Bank, N.A.
INVESTMENT ADVISER	425 Walnut Street
Long Short Advisors, LLC	Cincinnati, OH 45202
1818 Market Street, 33rd Floor, Suite 3323
Philadelphia, PA 19103	ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
DISTRIBUTOR	Ultimus Fund Solutions, LLC
Ultimus Fund Distributors, LLC	225 Pictoria Drive, Suite 450
225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

LS-SAR-20

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a) (1) NOT APPLICABLE – disclosed with annual report

(2)       Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	2/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	2/4/2021

By	/s/ Gregory Knoth
Gregory Knoth, Treasurer and Principal Financial Officer

Date	2/4/2021